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CE SOFTWARE HOLDINGS, INC.
1801 INDUSTRIAL CIRCLE
WEST DES MOINES, IOWA  50265

                         PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard A. Skeie and John S. Kirk as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of CE Software Holdings, Inc., as held of record by the undersigned on January 10, 1997, at the annual meeting of shareholders to be held February 28, 1997, or any adjournment thereof.

1. ELECTION OF DIRECTORS

  [ ] FOR all nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW). [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Sheldon T. Fleck, Christian F. Gurney, John S. Kirk, David J. Lundquist and Richard A. Skeie
TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE OUT THE NAME FROM THE ABOVE LIST.

______________________________________________________________________________


2. PROPOSAL to approve the stock purchase agreement with Christian F. Gurney.
[  ] FOR                  [  ] AGAINST                 [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2,3,4 AND 5.






[Please sign the Proxy and return it in the enclosed envelope.]


Please sign exactly as name appears below.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign a full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated _____________________, 1998.


___________________________________________
Signature


___________________________________________
Signature if held jointly